Exhibit 99.1

Investor Presentation

March 2007

NYSE: ID

www.L1ID.com

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks and uncertainties.
Forward-looking statements are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995 and reflect the Company's current views based on management's beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates; actual results could differ materially from current expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of government funding for L-1's products and solutions, the size and timing of federal contract awards, performance on existing and future contracts, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. Additional risks and uncertainties are described in the Securities and Exchange Commission filings of L-1 Identity
Solutions, including the Company's Annual Report on Form 10-K for the year ended December
31, 2006.  L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

Strategic Vision

In Fall 2005, L-1™ began to create and build the leading identity solutions platform for the industry

With it, L-1 sought to deliver predictability and meet key financial goals through a disciplined fiscal operating model

The L-1 goal was to create an industry leading company

with end to end solutions

that can grow organically at least 20% annually

and has good margins, profitability and strong cash flow

Outcome: achieve profitability for the combined companies

L-1 Identity Solutions Today

Achieved profitability in the fourth quarter of 2006 for the combined companies

Publicly-traded on the NYSE: ID

Companies include Viisage, Identix, Iridian, SecuriMetrics,
Integrated Biometric Technology, SpecTal and ComnetiX

Over 1,100 employees globally

Headquartered in Stamford, CT with offices located throughout the U.S. and Europe

Team of Industry Experts

Professional Management Team Led by

Robert V. LaPenta, Chairman, President and CEO

Dr. Joseph Atick

EVP and Chief Strategic Officer

James A. DePalma

EVP, Chief Financial Officer and Treasurer

Mark S. Molina

EVP, Chief Legal Officer and Secretary

Joe Paresi

EVP and Chief Marketing Officer

Doni Fordyce

EVP of Corporate Communications

Vincent A. D’Angelo

SVP of Finance

James H. Moar

President of Identix, Inc.

Bruce Hanson

President of SecuriMetrics, Inc. & Iridian Technologies

Jim Ebzery

President of the Secure Credentialing Division

(formerly Viisage Technology, Inc.)

Charlie Carroll

CEO of IBT

Team of Industry Experts

Board of Directors Who Have Solved the World’s
Toughest Security Challenges

Louis Freeh, former director of the FBI

George Tenet, former Director of the CIA

Admiral James Loy, former Deputy Secretary of the Department of
Homeland Security, TSA Administrator and Commandant of the
US Coast Guard

Robert Gelbard, former Assistant Secretary of State and U.S. Ambassador

Buddy Beck, founder of Trans Digital Technology and member of the U.S.
Defense Science Board (DSB)

$6,000
5,000
4,000
3,000
2,000
1,000
0
$561
$249
$1,136
$527
$3,499
$1,419
2002A Revenues
2004A Revenues
2008E Revenues
North America
Global

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

Biometric Industry Revenue Forecasts*

*Source: Frost & Sullivan

Percent of Revenue by Segment (2008)*

Our Biometric Community’s Combined Capabilities Can Address
This Growing Market

Voice
Verification

6%

Signature
Verification

2%

Non-AFIS

26%

AFIS

35%

Facial
Recognition

17%

Eye
Scan

10%

Hand
Geometry

4%

Combined Companies

Growing Demand

Enterprise Security
Financial
Point of Sale
Law enforcement
Federal Agencies
DOD DHS
National ID & Passport Programs
Healthcare
Transactions
m-commerce
Transportation
e-commerce
Access
Government
Regulated Industries
Commercial (Mass Adoption)

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

Government is Driving Mass Adoption
of Identity Solutions

RENEWAL

MEXICO

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

  Solution-Based Approach to Customer Needs

Federal / State

ABIS

Enrollment /
Credentialing

Facilities Access

Civil ID

Enrollment

ABIS

Card Production

Verification

Driver’s License

Criminal

Booking

Investigations

Mobile ID

ABIS

Inmate ID

Commercial

Financial

Casino and
Gaming

Healthcare

Border Management

Watch List Screening

Document
Authentication

Mobile ID

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● ◐ ○

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

Sagem (Safran)

Saflink

Printrak (MOT)

NEC

Cross Match

Cognitec

Cogent

L-1 ID

Iris

Credentialing
(Pay-by-Click)

Facial
Recognition

Biometric
Data-Mining

ABIS

AFIS

Mobile

ID

Full

Hand

Live

Scan

Strong Presence

Limited Presence

No Presence

Competitive Landscape

Intel

Svcs

Combined Market Leadership

Recognized leader in multi-biometric capabilities for finger, face and iris

Delivering the first fully-integrated multi-modal ABIS system for the DoD ( via
Northrop Grumman team) expected to support up to 2.4 million finger, face, palm and iris records, and a lesser number of unsolved latent prints

Produce more than 35 million secure credentials annually at over 3,000 locations

Second largest producer of driver’s licenses in the U.S.

Sole provider of U.S. passport production capability

Leading provider in the US live scan market, including for the US
Department of Homeland Security for use at the nation’s border crossings

Combined Market Leadership

Built largest install base of document authentication readers globally

Sole provider of State Department visa issuance system -- the largest facial knowledge discovery system of its kind with more than 50M records

Serve as the production platform for U.S. DOD Common Access Card (CAC)

Used by the Department of State in one of the largest implementations of facial recognition worldwide, with more than 51 million records searched at a rate of 2000 per hour

More than 3,500 PIER™ / HIDE iris recognition mobile devices deployed throughout Iraq,
Afghanistan, Pakistan, Cuba, Bosnia and other areas of conflict

AFIS fingerprint technology among top 3 in recent NIST testing

Operate more than 500 Live Scan fingerprinting centers; electronically fingerprint one million applicants annually

Core Strengths

Actively sought by prime contractors to partner on large federal contracts

- Accenture

- Booz Allen Hamilton

- CSC

- EDS

- IBM

- Lockhead Martin

- Motorola

- Northrop Grumman

- SAIC

- Unisys

DELAWARE
Civilian
Department of
MCKENNA,
KEVIN, ANDREW
SES
05-12-2004
05-17-2009
Federal Emergency Response Official

PASSPORT
United States
of America

ARMED FORCES OF THE UNITED STATES

CALIFORNIA

L-1 IDENTITY SOLUTIONS

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

Printing and Document Authentication

L-1 has delivered over 165 million secure credentials

30M cards/year at more than 2000 locations

High resolution, non-fading image printing

Central issuance and over-the-counter solutions

iA-thenticate® detects fraudulent documents

Largest database of authentic ID documents

Border crossing for 20 countries

iA-thenticate®

VIEWS

L-1 IDENTITY SOLUTIONS

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

AFIS Software

Finger and Hand Imaging and ABIS Solutions

Live Scan
Stations

Mobile Capture
Devices

Self-Enrollment
Kiosks

TP-4100 Slap and Roll
Ten Print Capture

Single Finger Capture

PASSPORT
VISA
Green Card
Lottery
DEPARTMENT OF STATE
UNITED STATES OF AMERICA

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

Unparalleled Facial Recognition Solutions

DoD ABIS

State driver’s licenses

Visa and green card applications

DoS database of > 51 million records

Largest in the world

©www.pearsonstudios.com

CLEAR

COPYRIGHT © 2007 L-1 IDENTITY SOLUTIONS, INC.

Leading Iris Solutions

L-1 is the Industry Standard for Iris Recognition

Registered Traveler

Border

Crossings

Pier-T

Pier 2.3

HIIDE

Automated Biometric Identity System (ABIS)

Integrated multi-biometric technologies

Fingerprint/handprint (10 print, slap, 20-print, palm, 1:1,
1:N) / Top tier technology validated by NIST

Face / Top tier technology validated by NIST

Iris / Top tier technology validated by NIST

Biometric data fusion

Modular, open architecture

Lower cost to maintain and manage

More flexibility

Multi-Biometric ABIS Software

Enrollment and Consulting Services

Total business & technology infrastructure
for outsourcing biometric capture

500+ locations across the USA and Canada

4 million people fingerprinted to-date

1 million per year

Consulting services

Comprehensive security and intelligence
solutions

Government consulting, training and staffing

IBT/IIS

SpecTal

Key Addressable Markets and Industry Opportunities

$2-5B

$1-2B

Financial Institutions

Health Care

Commercial

$100M

$150 - $200M
$325 - $1B
$5 - $10B

Passcard

U.S. Passports

US-VISIT / EU Program

Global Initiatives
   •  e-passports, e-borders

Border Management

$1-$2B

Finger and Face Recognition

ID Database Information

Sharing Mobile Identification

Criminal

$1B

$250 - 500M

$70 - $500M

$200M

$500M
$100 - $200M

$1B

$5 -$10B

Real ID Act

First Responder Credentialing

Transportation Worker
Identification Credential (TWIC)

Registered Traveler

HSPD-12/FIPS-201

ABIS, BISA, MEPCOM, MIBS

NGI

Day Worker Program

Civil and Federal

Q4’06 Review - Financial Highlights

Q4 ‘06 (A)

Q4 ‘05 (A)

Revenue

$76.3

$15.0

Gross Margin

36%

21%

EBITDA

$15.2

$0.5

FY’06 Review - Financial Highlights

*After excluding non-recurring charges of $3.6 million

FY ‘06 (A)

FY ‘05 (A)

Revenue

$164.4

$66.2

Gross Margin

31%

27%

EBITDA

$23.7

$6.5

Recurring Base of Business Provides Strong
Visibility for CY2007

CY2007 Est

CY2007 Estimated Revenues

335

$

Est. Sales From Recurring:

Drivers License States

30

PassPort / CAC

Services for Livescan

Enrollment / Vetting

Government Services / Intel

Funded Iris Development and Other

30

Total Recurring

$

% of Total Revenue

75%

Financial Guidance

Q1 ending March 31, 2007

Revenue of $73 - $75 million

Adjusted EBITDA of $9.0 - $11.0 million

Gross margins approximately 35%

Loss per share in the range of $0.04 - $0.06

2007

Revenue $330 - $340 million

Adjusted EBITDA of $58 - $62 million

Gross margin to be approximately 35%

Earnings per share in the range of $0.08-$0.12

Summary

Experienced, proven Management team

Board of Directors with direct experience in solving
identity-related security challenges in the public
sector

Large, growing, global target market

Capabilities to address 88% of the potential biometric
market segments

Only player with “end-to-end” multi-modal product
capabilities

Organic revenue growth expected to be 20%

EBITDA growth expected over 100 percent in 2007

25